UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 10, 2007

                                  EQUINIX, INC.
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                  000-31293             77-0487526
        --------------            ---------------        ---------------
 (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                Identification Number



                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
    ---------------------------------------------------------------------
                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

On January 10, 2007, Equinix, Inc. ("Equinix") issued a press release containing updated guidance for the year ending December 31, 2007. A copy of Equinix's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under this Item 7.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits.

     99.1             Press Release of Equinix, Inc. dated January 10, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUINIX, INC.


DATE:  January 10, 2007                         By:  /s/ KEITH D .TAYLOR
                                                    --------------------
                                                    Keith D. Taylor
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit
      Number              Description
      -------             -----------

      99.1                Press Release of Equinix, Inc. dated January 10, 2007.